Stock Incentive Plan	12 Months Ended
Dec. 31, 2011
Stock Incentive Plans Disclosure [Abstract]
Stock Incentive Plans Disclosure [Text Block]
11.	Stock Incentive Plan

The Company established a stock incentive plan in 1994 (the “1994 Plan”) under which options were granted. The options, had an exercise price equal to the initial public offering price ($19.50/share), could be exercised in increments of 25% on each anniversary of the date of the grant, and expire upon employment termination. All options granted under the 1994 Plan have been exercised. In 2005, the Company’s stockholders approved the 2005 Equity Incentive Plan (the “2005 Plan”), which replaced the 1994 Plan. The 2005 Plan authorizes the issuance of a maximum of one million shares of common stock. No options were granted during 2011, 2010 or 2009.